UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 2, 2007

Evolving Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24081	84-1010843
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

9777 Pyramid Court, Suite 100

Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 802-1000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

(a)  On May 2, 2007, the Board of Directors of Evolving Systems, Inc. (“Company”) adopted a resolution to amend the Investor Rights Agreement, dated as of November 2, 2004, by and between the Company, Tertio Telecoms Group Ltd. and the investors listed therein (the “Investor Rights Agreement”) to terminate the right of the holders of the Series B Preferred Stock to elect one person to the Company’s Board of Directors, and to eliminate all references to the Series B Director.  Pursuant to the Company’s Restated Certificate of Incorporation, the only stockholder approval required to authorize the amendment of the Investor Rights Agreement was from the holder of a majority of the Series B Preferred Stock, which was obtained on April 27, 2007.

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  On May 4, 2007, the Company filed a Certificate of Amendment to Certificate of Designation of Series B Convertible Preferred Stock (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.  The Company’s Board of Directors authorized and approved the filing of the Certificate of Amendment on May 2, 2007.  Pursuant to the Company’s Restated Certificate of Incorporation and the Certificate of Designation of Series B Convertible Preferred Stock (the “Certificate of Designation”), the only approval required to authorize the Certificate of Amendment was from the holder of a majority of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”), which was obtained on April 27, 2007.

The Certificate of Amendment amends certain provisions of the Certificate of Designation to:

(i) terminate the right of the holder(s) of the Series B Preferred Stock to elect one person to the Company’s Board of Directors (the “Series B Director”); and

(ii) eliminate all references to the Series B Director in the Certificate of Designation.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description
3.01	Certificate of Amendment to Certificate of Designation of Series B Convertible Preferred Stock, dated as of May 2, 2007.

4.01	Amendment No. 1 to Investor Rights Agreement, dated as of May 2, 2007, between the Company, Tertio Telecoms Group Ltd. and the Investors listed therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2007

Evolving Systems, Inc.

By:	/s/ANITA T. MOSELEY
Anita T. Moseley
Senior Vice President, General
Counsel and Secretary

Exhibit Index

Exhibit Number	Description
3.01	Certificate of Amendment to Certificate of Designation of Series B Convertible Preferred Stock, dated as of May 2, 2007.

4.01	Amendment No. 1 to Investor Rights Agreement, dated as of May 2, 2007, between the Company, Tertio Telecoms Group Ltd. and the Investors listed therein.